UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

June 17, 2008
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CHDT CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
organization)		Identification No.)

350 JIM MORAN BLVD., #120
DEERFIELD BEACH, FLORIDA 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications  pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 FR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   Litigation Update. CELESTE TRUST REG., ESQUIRE TRADE, ET AL. V. CBQ, INC. (Second Circuit Court of Appeals, Case #07-1701-CV, April 2007; Lower Court Case# 03 Civ. 9650 RMB; US District Court, SDNY, 12/4/2003):   Both the initial and amended complaint of the plaintiffs in this case against us were dismissed by the trial court upon our motion to dismiss.  The plaintiffs perfected their appeal of the dismissal of the amended complaint and the appeal was briefed in November 2007.  The appeal is currently pending before the Second Circuit Court of Appeals in New York City. CHDT is uncertain when or how the Second Circuit will rule on the plaintiffs’ appeal.  CHDT has moved that the Second Circuit to make a ruling on the briefs without oral arguments, but CHDT believes that the plaintiffs have requested oral arguments.  There has been no ruling to date on the overall appeal or CHDT’s motion for a ruling based solely on the written appeal briefs submitted to date.   CHDT intends to appeal any adverse ruling in this case by the Second Circuit.

ITEM 9.01   Exhibits

EXHIBIT DESCRIPTION

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Reporting Company as duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2008

CHDT CORPORATION

/s/ Gerry McClinton
Gerry McClinton, Chief Operating Officer